UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-02739 and 811-10179

Name of Fund: BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Basic
Value Fund, Inc. and Master Basic Value LLC, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2009

Date of reporting period: 06/30/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Basic Value

Fund, Inc.

ANNUAL REPORT | JUNE 30, 2009

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2009

Dear Shareholder

The past 12 months reveal two distinct market backdrops — one of investor pessimism and decided weakness, and another of optimism and nascent signs of recovery. The first half of the year was characterized by the former, as the global financial crisis erupted into the worst recession in decades.
Daily headlines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprece-
dented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-
scale fiscal stimuli. Sentiment improved noticeably in March, however, on the back of new program announcements by the Treasury and Federal
Reserve, as well as generally stronger-than-expected economic data in a few key areas, including retail sales, business and consumer confidence, manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines early, and then recouping those losses — and more —
between March and May. Investor enthusiasm eased off in the final month of the period, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Through June 30, stocks did quite well on a year-to-date basis, with nearly all major indices crossing into positive territory. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn, reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while a flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and
Reinvestment Act of 2009 has also lent support.

All told, results for the major benchmark indexes reflected a bifurcated market.

Total Returns as of June 30, 2009	6-month	12-month
US equities (S&P 500 Index)	3.16%	(26.21)%
Small cap US equities (Russell 2000 Index)	2.64	(25.01)
International equities (MSCI Europe, Australasia, Far East Index)	7.95	(31.35)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(8.74)	7.41
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.90	6.05
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.43	3.77
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	30.92	(1.91)
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,”
we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transac-

tion is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of June 30, 2009 BlackRock Basic Value Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?
•For the 12-month period ended June 30, 2009, the Fund generated returns, through its investment in Master Basic Value LLC (the “Master
LLC”), that outpaced both the benchmark S&P 500 Citigroup Value Index and the broad-market S&P 500 Index.

What factors influenced performance?
•The Fund’s outperformance relative to the benchmark resulted from strong attribution in the health care, industrials, financials and telecom-
munication services sectors, offset by weak results in materials, energy, consumer discretionary and consumer staples. Results in information technology (“IT”) were neutral.

•Favorable stock selection and overweighting healthcare, particularly pharmaceuticals, benefited performance during the annual period, led by shares of Schering-Plough Corp. and Bristol-Myers Squibb Co. Good
stock selection and an underweight in industrials, particularly industrial conglomerates, also aided results. The Master LLC’s reduced weighting in
General Electric Co. bolstered returns in this sector.

•Within financials, allocation decisions — mainly underweighting real estate investment trusts and mortgage-related securities — more than offset the results derived from disappointing stock selection within the sector. In particular, the Master LLC’s position in Travelers Cos., Inc. and the Master LLC’s reduced weighting in Citigroup, Inc. proved advanta-
geous. Stock selection within telecommunication services also had a positive impact on performance as shares of Qwest Communications
International, Inc. advanced during the period. Additionally, the Master
LLC’s cash position was additive.

•Detracting from Fund performance was the combination of stock selec-
tion and allocation decisions within the materials sector. Specifically, the Master LLC’s position in Alcoa, Inc. was a hindrance. Overweighting energy holdings and the Master LLC’s positions in Halliburton Co. and
BJ Services Co. also did not produce the results we anticipated.

•In consumer discretionary, the combination of stock selection and an underweight in the sector had a negative effect on performance. Time

Warner, Inc. and lack of ownership of Ford Motor Co. were particularly detrimental. Meanwhile, the positive contribution derived from allocation decisions within consumer staples was not enough to offset disappoint-
ing stock selection results within the sector.

•Finally, in IT, stock selection negated the positive impact of overweighting the sector, resulting in neutral performance for the reporting period.
Positions in Xerox Corp. and Fairchild Semiconductor International, Inc.
detracted.

Describe recent portfolio activity.
•During the 12 months, we increased the Fund’s exposure to energy, information technology, consumer discretionary, consumer staples and financials by adding to existing positions and initiating new positions in
Noble Corp., Maxim Integrated Products, Inc., Nokia Oyj, Time Warner
Cable, Inc., ACE Ltd. and U.S. Bancorp.

•We reduced exposure to industrials by eliminating General Electric Co.
from the Master LLC. Names from other sectors sold from the Master
LLC included Hartford Financial Services Group, Inc., Cardinal Health,
Inc., Johnson & Johnson and Alcoa.

Describe Fund positioning at period end.
•At period end, the Master LLC was overweight relative to the S&P 500
Citigroup Value Index in IT and energy, and underweight in financials, utili-
ties, industrials, consumer discretionary and materials. The Fund was neu-
tral in telecommunications, health care and consumer staples.

•We believe that recent data indicates deceleration in the economic decline that took place over the past year. The unprecedented amount of fiscal and monetary stimuli on a global basis, tempered market fears and strong earnings have aided recovery. Additionally, credit markets are improving with the repayment of TARP monies by healthier financial insti-
tutions. Nevertheless, we remain cautiously optimistic as market volatility will continue, driven by mixed, but improving, economic data. The Fund is positioned to utilize this volatility to continue our cyclical positioning.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

		Actual			Hypothetical[2]

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Account Value	Account Value	During
	January 1, 2009	June 30, 2009	the Period[1]	January 1, 2009	June 30, 2009	the Period[1]

Institutional	$1,000	$1,052.10	$2.95	$1,000	$1,021.92	$2.91
Investor A	$1,000	$1,050.10	$4.57	$1,000	$1,020.34	$4.51
Investor B	$1,000	$1,045.90	$9.13	$1,000	$1,015.87	$9.00
Investor C	$1,000	$1,046.10	$8.88	$1,000	$1,016.12	$8.75
Class R	$1,000	$1,048.70	$6.76	$1,000	$1,018.20	$6.66

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.58% for Institutional, 0.90% for Investor A, 1.80% for Investor B, 1.75% for
Investor C and 1.33% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the
Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009

BlackRock Basic Value Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, transaction costs and other operating expenses, including advisory and administration fees, if any.
Institutional Shares do not have a sales charge.
2 The Fund invests all of its assets in Master Basic Value LLC. Master Basic Value LLC invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.
3 This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock
Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
4 This unmanaged Index is designed to provide a comprehensive measure of large-cap US equity “value” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the
S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

Performance Summary for the Period Ended June 30, 2009

				Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	5.21%	(23.67)%	N/A	(1.80)%	N/A	0.43%	N/A
Investor A	5.01	(23.93)	(27.92)%	(2.07)	(3.12)%	0.17	(0.37)%
Investor B	4.59	(24.60)	(27.89)	(2.86)	(3.13)	(0.45)	(0.45)
Investor C	4.61	(24.57)	(25.30)	(2.84)	(2.84)	(0.62)	(0.62)
Class R	4.87	(24.21)	N/A	(2.36)	N/A	(0.07)	N/A
S&P 500 Index	3.16	(26.21)	N/A	(2.24)	N/A	(2.22)	N/A
S&P 500 Citigroup Value Index	(1.41)	(28.63)	N/A	(2.40)	N/A	(1.26)	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009 5

About Fund Performance

•Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are no longer available for purchase except through exchanges, dividend rein-
vestments, and for purchase by certain qualified employee benefit plans.

•Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1%
contingent deferred sales charge if redeemed within one year of purchase.

•Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R
Shares are available only to certain retirement plans. Prior to inception,
Class R Share performance results are those of Institutional Shares
(which have no distribution or service fees) restated to reflect Class R
Share fees.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distri-
bution fees including 12b-1 fees, and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of
$1,000 invested on January 1, 2009 and held through June 30, 2009)
is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this
Fund and other funds, compare the 5% hypothetical example with the 5%
hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009

Statement of Assets and Liabilities	BlackRock Basic Value Fund, Inc.

June 30, 2009
Assets
Investments at value — Master Basic Value LLC (the “Master LLC”) (Cost — $3,445,494,043)	$ 3,738,528,073
Capital shares sold receivable	8,189,186
Prepaid expenses	22,422
Total assets	3,746,739,681

Liabilities
Contribution payable to the Master LLC	4,328,127
Capital shares redeemed payable	3,861,059
Transfer agent fees payable	855,746
Service and distribution fees payable	784,444
Other affiliates payable	112,969
Other accrued expenses payable	18,568
Officer’s and Directors’ fees payable	1,488
Total liabilities	9,962,401
Net Assets	$ 3,736,777,280

Net Assets Consist of
Paid-in capital	$ 4,132,963,706
Undistributed net investment income	41,391,358
Accumulated net realized loss allocated from the Master LLC	(730,611,814)
Net unrealized appreciation/depreciation allocated from the Master LLC	293,034,030
Net Assets	$ 3,736,777,280

Net Asset Value
Institutional — Based on net assets of $1,747,443,667 and 92,025,545 shares outstanding, 400 million shares authorized, $0.10 par value	$18.99
Investor A — Based on net assets of $1,388,724,733 and 73,624,465 shares outstanding, 200 million shares authorized, $0.10 par value	$18.86
Investor B — Based on net assets of $168,114,847 and 9,112,639 shares outstanding, 400 million shares authorized, $0.10 par value	$18.45
Investor C — Based on net assets of $413,576,154 and 23,364,473 shares outstanding, 200 million shares authorized, $0.10 par value	$17.70
Class R — Based on net assets of $18,917,879 and 1,033,478 shares outstanding, 400 million shares authorized, $0.10 par value	$18.31

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2009

7

Statement of Operations	BlackRock Basic Value Fund, Inc.

Year Ended June 30, 2009

Investment Income

Net investment income allocated from the Master LLC:
Dividends	$ 129,332,343
Foreign taxes withheld	(989,654)
Income — affiliated	235,409
Securities lending — affiliated	1,411,959
Expenses	(18,229,239)
Total income	111,760,818

Expenses

Service — Investor A	3,740,806
Service and distribution — Investor B	2,418,765
Service and distribution — Investor C	4,767,172
Service and distribution — Class R	103,299
Transfer agent — Institutional	2,528,474
Transfer agent — Investor A	2,827,060
Transfer agent — Investor B	829,677
Transfer agent — Investor C	1,290,418
Transfer agent — Class R	70,247
Printing	277,616
Registration	103,596
Professional	54,683
Officer and Directors	5,626
Miscellaneous	28,892
Total expenses	19,046,331
Net investment income	92,714,487

Realized and Unrealized Loss Allocated from the Master LLC

Net realized loss on investments, foreign currency and options written	(658,009,767)
Net change in unrealized appreciation/depreciation on investments and options written	(843,083,793)
Total realized and unrealized loss	(1,501,093,560)
Net Decrease in Net Assets Resulting from Operations	$(1,408,379,073)

See Notes to Financial Statements.

8 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2009

Statements of Changes in Net Assets	BlackRock Basic Value Fund, Inc.

	Year Ended
	June 30,
Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment income	$ 92,714,487	$ 107,265,031
Net realized gain (loss)	(658,009,767)	521,979,113
Net change in unrealized appreciation/depreciation	(843,083,793)	(2,043,639,498)
Net decrease in net assets resulting from operations	(1,408,379,073)	(1,414,395,354)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(56,372,234)	(32,835,680)
Investor A	(38,111,190)	(18,429,627)
Investor B	(3,159,713)	(1,294,782)
Investor C	(7,911,748)	(2,876,816)
Class R	(443,707)	(201,332)
Net realized gain:
Institutional	(47,280,236)	(210,850,845)
Investor A	(35,805,612)	(145,029,284)
Investor B	(6,480,815)	(33,941,670)
Investor C	(12,527,725)	(50,862,726)
Class R	(522,499)	(2,085,725)
Net decrease in net assets resulting from dividends and distributions to shareholders	(208,615,479)	(498,408,487)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(487,432,138)	(752,444,648)

Net Assets

Total decrease in net assets	(2,104,426,690)	(2,665,248,489)
Beginning of year	5,841,203,970	8,506,452,459
End of year	$3,736,777,280	$5,841,203,970
End of year undistributed net investment income	$ 41,391,358	$ 54,674,457

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2009

9

Financial Highlights								BlackRock Basic Value Fund, Inc.

			Institutional					Investor A
		Year Ended June 30,					Year Ended June 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning
of year	$26.12	$ 33.96	$32.87	$31.19	$31.89	$ 25.94	$33.78	$32.69	$31.03	$31.74
Net investment income[1]	0.50	0.54	0.55	0.48	0.46	0.44	0.45	0.46	0.40	0.38
Net realized and unrealized
gain (loss)	(6.60)	(6.28)	6.98	3.18	0.64	(6.56)	(6.24)	6.95	3.16	0.63
Net increase (decrease) from
investment operations	(6.10)	(5.74)	7.53	3.66	1.10	(6.12)	(5.79)	7.41	3.56	1.01
Dividends and distributions
from:
Net investment income	(0.57)	(0.28)	(0.80)	(0.47)	(0.43)	(0.50)	(0.23)	(0.68)	(0.39)	(0.35)
Net realized gain	(0.46)	(1.82)	(5.64)	(1.51)	(1.37)	(0.46)	(1.82)	(5.64)	(1.51)	(1.37)
Total dividends and
distributions	(1.03)	(2.10)	(6.44)	(1.98)	(1.80)	(0.96)	(2.05)	(6.32)	(1.90)	(1.72)
Net asset value,
end of year	$18.99	$ 26.12	$33.96	$32.87	$31.19	$ 18.86	$25.94	$33.78	$32.69	$31.03

Total Investment Return[2]
Based on net asset value	(23.67)%	(17.84)%	25.11%	12.18%[3]	3.77%	(23.93)%	(18.08)%	24.81%	11.89%[3]	3.49%

Ratios to Average Net Assets[4]
Total expenses	0.58%	0.53%	0.54%	0.57%	0.57%	0.89%	0.82%	0.80%	0.82%	0.82%
Net investment income	2.54%	1.76%	1.63%	1.52%	1.49%	2.24%	1.48%	1.37%	1.28%	1.24%

Supplemental Data
Net assets,
end of year (000)	$1,747,444	$2,721,795	$4,071,437	$3,655,602	$3,992,702	$1,388,725	$2,026,095	$2,759,567	$2,266,626	$2,242,881
Portfolio turnover of the
Master LLC	38%	45%	31%	42%	45%	38%	45%	31%	42%	45%

1 Based on average shares outstanding.
2 Total investment returns exclude the effects of sales charges.
3 A portion of total investment return consists of payments by the previous investment advisor to the Master LLC for compensation as a result of a securities class action entitlement recovery and as a result of a corporate action, which increased the return by 0.10%. Excluding these items, the total return would have been 12.08% for
Institutional Shares and 11.79% for Investor A Shares.
4 Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

10 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2009

Financial Highlights (continued)								BlackRock Basic Value Fund, Inc.

			Investor B					Investor C
		Year Ended June 30,					Year Ended June 30,
	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning
of year	$25.30	$33.10	$32.00	$30.39	$ 31.08	$ 24.37	$31.97	$ 31.15	$29.66	$30.42
Net investment income[1]	0.26	0.19	0.19	0.15	0.14	0.26	0.19	0.19	0.15	0.14
Net realized and unrealized
gain (loss)	(6.41)	(6.10)	6.80	3.09	0.62	(6.17)	(5.87)	6.60	3.01	0.61
Net increase (decrease) from
investment operations	(6.15)	(5.91)	6.99	3.24	0.76	(5.91)	(5.68)	6.79	3.16	0.75
Dividends and distributions
from:
Net investment income	(0.24)	(0.07)	(0.25)	(0.12)	(0.08)	(0.30)	(0.10)	(0.33)	(0.16)	(0.14)
Net realized gain	(0.46)	(1.82)	(5.64)	(1.51)	(1.37)	(0.46)	(1.82)	(5.64)	(1.51)	(1.37)
Total dividends and
distributions	(0.70)	(1.89)	(5.89)	(1.63)	(1.45)	(0.76)	(1.92)	(5.97)	(1.67)	(1.51)
Net asset value,
end of year	$18.45	$25.30	$33.10	$32.00	$ 30.39	$ 17.70	$24.37	$ 31.97	$31.15	$29.66

Total Investment Return[2]
Based on net asset value	(24.60)%	(18.76)%	23.82%	11.01%[3]	2.72%	(24.57)%	(18.71)%	23.83%	11.02%[3]	2.70%

Ratios to Average Net Assets[4]
Total expenses	1.79%	1.66%	1.59%	1.59%	1.59%	1.72%	1.62%	1.58%	1.59%	1.59%
Net investment income	1.34%	0.62%	0.59%	0.50%	0.47%	1.40%	0.68%	0.59%	0.50%	0.46%

Supplemental Data
Net assets,
end of year (000)	$168,115	$389,812	$729,334	$860,121	$1,212,392	$ 413,576	$675,654	$ 906,972	$763,451	$743,882
Portfolio turnover of the
Master LLC	38%	45%	31%	42%	45%	38%	45%	31%	42%	45%

1 Based on average shares outstanding.
2 Total investment returns exclude the effect of sales charges.
3 A portion of total investment return consists of payments by the previous investment advisor to the Master LLC for compensation as a result of a securities class action entitlement recovery and as a result of a corporate action, which increased the return by 0.10%. Excluding these items, the total return would have been 10.91% for
Investor B Shares and 10.92% for Investor C Shares.
4 Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2009

11

Financial Highlights (concluded)			BlackRock Basic Value Fund, Inc.

			Class R
		Year Ended June 30,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 25.19	$32.92	$31.98	$30.41	$31.17
Net investment income[1]	0.35	0.33	0.35	0.32	0.30
Net realized and unrealized gain (loss)	(6.37)	(6.06)	6.79	3.08	0.63
Net increase (decrease) from investment operations	(6.02)	(5.73)	7.14	3.40	0.93
Dividends and distributions from:
Net investment income	(0.40)	(0.18)	(0.56)	(0.32)	(0.32)
Net realized gain	(0.46)	(1.82)	(5.64)	(1.51)	(1.37)
Total dividends and distributions	(0.86)	(2.00)	(6.20)	(1.83)	(1.69)
Net asset value, end of year	$ 18.31	$25.19	$32.92	$31.98	$30.41

Total Investment Return
Based on net asset value	(24.21)%	(18.37)%	24.46%	11.59%[2]	3.28%

Ratios to Average Net Assets[3]
Total expenses	1.29%	1.18%	1.09%	1.07%	1.07%
Net investment income	1.83%	1.12%	1.08%	1.02%	0.98%

Supplemental Data
Net assets, end of year (000)	$ 18,918	$27,849	$39,143	$27,114	$24,817
Portfolio turnover of the Master LLC	38%	45%	31%	42%	45%

1 Based on average shares outstanding.
2 A portion of total investment return consists of payments by the previous investment advisor to the Master LLC for compensation as a result of a securities class action entitlement recovery and as a result of a corporate action, which increased the return by 0.10%. Excluding these items, the total return would have been 11.49% for
Class R Shares.
3 Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

12 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2009

Notes to Financial Statements BlackRock Basic Value Fund, Inc.

1. Organization and Significant Accounting Policies:

BlackRock Basic Value Fund, Inc. (the “Fund”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value
LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master
LLC reflects the Fund’s proportionate interest in the net assets of the
Master LLC. The percentage of the Master LLC owned by the Fund at
June 30, 2009 was 99.8%. The performance of the Fund is directly affected by the performance of the Master LLC. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the
Fund’s financial statements. The Fund’s financial statements are pre-
pared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.
The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A
Shares are generally sold with a front-end sales charge. Investor B and
Investor C Shares may be subject to a contingent deferred sales charge.
Class R Shares are available only to certain retirement or similar plans.
All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A,
Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribu-
tion of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expendi-
tures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: The Fund records its investment in the Master
LLC at fair value. Valuation of securities held by the Master LLC is dis-
cussed in Note 1 of the Master LLC’s Notes to Financial Statements,
which are included elsewhere in this report.

Effective July 1, 2008, the Fund adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•Level 1 — price quotations in active markets/exchanges for identical securities

•Level 2 — other observable inputs (including, but not limited to:
quoted prices for similar assets or liabilities that are active, quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepay-
ment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•Level 3 — unobservable inputs based on the best information avail-
able in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Fund’s investment:

Investment in
Valuation Inputs	the Master LLC
Assets
Level 1	—
Level 2	$3,738,528,073
Level 3	—
Total	$3,738,528,073

Investment Transactions and Net Investment Income: Investment trans-
actions in the Master LLC are accounted for on a trade date basis. The
Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the
Fund accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends and distribu-
tions paid by the Fund are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment compa-
nies and to distribute substantially all of its taxable income to its share-
holders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on inter-
est, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Fund’s US federal tax returns remains open for each of the four years ended June 30, 2009. The statutes of limitations on the
Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009 13

Notes to Financial Statements (continued) BlackRock Basic Value Fund, Inc.

Recent Accounting Pronouncement: In June 2009, Statement of
Financial Accounting Standards No. 166, “Accounting for Transfers of
Financial Assets — an amendment of FASB Statement No. 140”
(“FAS 166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited.
The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Fund’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1,
2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition,
PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Fund has entered into an Administration Agreement with BlackRock
Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administration services (other than investment advice and related portfolio activities). Currently the Fund pays the
Administrator no fees pursuant to the agreement.

Effective October 1, 2008, the Fund has entered into a Distribution Agree-
ment and Distribution Plans with BlackRock Investments, LLC (“BIL”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc.
and its affiliates (“BDI”) (collectively, the “Distributor”) as the sole distri-
butor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch
Group, Inc. BIL and BDI are affiliates of BlackRock, Inc. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with the Distributor, broker-dealers, including
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-
dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended June 30, 2009, affiliates, including Merrill Lynch, from July 1, 2008 to December 31, 2008 (after which Merrill Lynch was no longer considered an affiliate) earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A
Shares, which totaled $177,338. Affiliates received contingent deferred sales charges of $190,731 and $66,780 relating to transactions in
Investor B and Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $5,990 relating to trans-
actions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective class.
Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates, including Merrill Lynch, from July 1, 2008 to December 31, 2008 (after which Merrill Lynch was no longer considered an affiliate) provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affil-
iates receive an annual fee per shareholder account which will vary depending on share class. For the year ended June 30, 2009, the Fund paid $3,912,418 in return for these services, which are included in transfer agent in the Statement of Operations.

14 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009

Notes to Financial Statements (continued) BlackRock Basic Value Fund, Inc.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended June 30, 2009, the Fund earned $1,878, which is included in income — affiliated in the Statement of Operations.

The Administrator maintains a call center, which is responsible for pro-
viding certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended June 30, 2009, the
Fund reimbursed the Administrator the following amounts for costs incurred running the call center, which are included in transfer agent in the Statement of Operations.

Call Center
Fees
Institutional	$30,755
Investor A	$43,384
Investor B	$ 9,978
Investor C	$14,553
Class R	$ 325

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Administrator for compensation paid to the Fund’s Chief Compliance Officer.

3. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the
United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of June
30, 2009 attributable to foreign currency transactions and the reclassifi-
cation of distributions were reclassified to the following accounts:

Undistributed net investment income	$1,006
Accumulated net realized loss	$(1,006)

The tax character of distributions paid during the fiscal years ended
June 30, 2009 and June 30, 2008 was as follows:

	6/30/2009	6/30/2008
Ordinary income	$114,620,332	$ 101,149,165
Long-term capital gains	93,995,147	397,259,322
Total distributions	$208,615,479	$ 498,408,487

As of June 30, 2009, the tax components of accumulated net losses were as follows:
Undistributed ordinary income		$ 40,935,090
Capital loss carryforwards		(150,404,575)
Net unrealized losses*		(286,716,941)
Total		$(396,186,426)

* The differences between book-basis and tax-basis net unrealized losses are attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the deferral of post-October capital losses for tax pur-
poses, the timing and recognition of partnership income and the difference between book and tax treatment of certain lending transactions.

As of June 30, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

Expires June 30,
2010	$8,227
2017	150,396,348
Total	$ 150,404,575

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009 15

Notes to Financial Statements (concluded)			BlackRock Basic Value Fund, Inc.

4. Capital Share Transactions:
Transactions in capital shares for each class were as follows:
	Year Ended		Year Ended
	June 30, 2009		June 30, 2008
	Shares	Amount	Shares	Amount
Institutional
Shares sold	16,546,181	$311,383,196	13,980,368	$418,812,576
Shares issued to shareholders in reinvestment of dividends
and distributions	4,499,728	95,083,334	7,285,389	226,137,570
Total issued	21,045,909	406,466,530	21,265,757	644,950,146
Shares redeemed	(33,214,175)	(627,330,107)	(36,967,297)	(1,084,515,563)
Net decrease	(12,168,266)	$(220,863,577)	(15,701,540)	$(439,565,417)

Investor A
Shares sold and automatic conversion of shares	12,791,388	$250,825,070	10,606,602	$319,907,553
Shares issued to shareholders in reinvestment of dividends
and distributions	3,209,727	67,427,371	4,772,054	147,284,060
Total issued	16,001,115	318,252,441	15,378,656	467,191,613
Shares redeemed	(20,477,648)	(390,928,456)	(18,973,165)	(567,821,408)
Net decrease	(4,476,533)	$(72,676,015)	(3,594,509)	$(100,629,795)

Investor B
Shares sold	1,118,265	$20,994,876	1,375,035	$40,678,829
Shares issued to shareholders in reinvestment of dividends
and distributions	416,763	8,808,027	1,069,890	32,391,163
Total issued	1,535,028	29,802,903	2,444,925	73,069,992
Shares redeemed and automatic conversion of shares	(7,829,459)	(148,413,274)	(9,072,515)	(268,510,355)
Net decrease	(6,294,431)	$(118,610,371)	(6,627,590)	$(195,440,363)

Investor C
Shares sold	2,951,145	$53,703,391	3,711,488	$105,711,256
Shares issued to shareholders in reinvestment of dividends
and distributions	929,878	18,735,771	1,701,515	49,581,265
Total issued	3,881,023	72,439,162	5,413,003	155,292,521
Shares redeemed	(8,244,108)	(146,547,526)	(6,053,227)	(169,997,824)
Net decrease	(4,363,085)	$(74,108,364)	(640,224)	$(14,705,303)

Class R
Shares sold	353,698	$6,765,843	546,707	$16,370,482
Shares issued to shareholders in reinvestment of dividends
and distributions	46,865	965,414	76,088	2,285,601
Total issued	400,563	7,731,257	622,795	18,656,083
Shares redeemed	(472,645)	(8,905,068)	(706,374)	(20,759,853)
Net decrease	(72,082)	$(1,173,811)	(83,579)	$(2,103,770)

5. Subsequent Events:
Management has evaluated the impact of all subsequent events on the Fund through August 26, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

16 BLACKROCK BASIC VALUE FUND, INC.

JUNE 30, 2009

Report of Independent Registered Public Accounting Firm BlackRock Basic Value Fund, Inc.

To the Shareholders and Board of Directors
of BlackRock Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Basic Value Fund, Inc. (the “Fund”), as of June 30, 2009,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial high-
lights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Basic Value Fund, Inc. as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial high-
lights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Princeton, New Jersey
August 26, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Basic Value Fund, Inc. during the fiscal year ended June 30, 2009:
Record Date	September 17, 2008	December 3, 2008
Payable Date	September 19, 2008	December 5, 2008
Qualified Dividend Income for Individuals	100.00%	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	100.00%
Short-Term Capital Gain Dividends for Non-U.S. Residents*	16.38%	—%
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
Additionally, the Fund distributed long-term capital gains of $0.425433 per share to shareholders of record on September 17, 2008.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009 17

Portfolio Information Master Basic Value LLC

As of June 30, 2009

Percent of
Long-Term
Ten Largest Holdings	Investments
The Travelers Cos., Inc.	4%
Bristol-Myers Squibb Co.	4
JPMorgan Chase & Co.	4
Exxon Mobil Corp.	4
LSI Corp.	4
Hewlett-Packard Co.	3
Schering-Plough Corp.	3
Qwest Communications International Inc.	3
Unilever NV	3
Kraft Foods, Inc.	3

Percent of
Long-Term
Investment Criteria	Investments
Above-Average Yield	38%
Below-Average Price/Earnings Ratio	26
Low Price-to-Book Value	18
Special Situations	11
Price-to-Cash Flow	7

Derivative Instruments

The Master LLC may invest in various derivative instruments, including options, written options and other instruments specified in the Notes to
Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imper-
fect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. The Master LLC’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Master
LLC to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment or may cause the Master LLC to hold a security that it might otherwise sell. The Master LLC’s investments in these instru-
ments are discussed in detail in the Notes to Financial Statements.

18 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009

Schedule of Investments June 30, 2009 Master Basic Value LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Above-Average Yield — 37.2%

Aerospace & Defense — 1.4%
Honeywell International, Inc.	1,642,300	$51,568,220
Capital Markets — 1.9%
The Bank of New York Mellon Corp.	2,392,900	70,135,899
Chemicals — 1.6%
E.I. du Pont de Nemours & Co.	2,379,400	60,960,228
Commercial Banks — 0.6%
U.S. Bancorp	1,273,400	22,819,328
Diversified Financial Services — 3.7%
JPMorgan Chase & Co.	4,077,400	139,080,114
Diversified Telecommunication
Services — 4.0%
AT&T Inc.	2,574,000	63,938,160
Verizon Communications, Inc.	2,871,400	88,238,122
		152,176,282
Electric Utilities — 1.4%
The Southern Co.	1,700,600	52,990,696
Food Products — 2.7%
General Mills, Inc.	1,793,100	100,449,462
Household Products — 0.4%
Clorox Co.	248,900	13,896,087
Industrial Conglomerates — 1.3%
Tyco International Ltd.	1,827,825	47,486,894
Multi-Utilities — 1.4%
Dominion Resources, Inc.	1,532,798	51,226,109
Oil, Gas & Consumable Fuels — 5.4%
Chevron Corp.	991,800	65,706,750
Exxon Mobil Corp.	1,985,400	138,799,314
		204,506,064
Pharmaceuticals — 8.8%
Bristol-Myers Squibb Co.	7,342,100	149,118,051
Eli Lilly & Co.	902,900	31,276,456
Pfizer, Inc.	4,037,600	60,564,000
Wyeth	1,947,900	88,415,181
		329,373,688
Semiconductors & Semiconductor
Equipment — 2.6%
Analog Devices, Inc.	2,025,139	50,182,944
Maxim Integrated Products, Inc.	2,968,500	46,575,765
		96,758,709
Total Above-Average Yield		1,393,427,780

Below-Average Price/Earnings Ratio — 25.7%

Aerospace & Defense — 0.8%
Northrop Grumman Corp.	687,200	31,391,296
Capital Markets — 1.5%
Morgan Stanley	1,992,000	56,791,920
Computers & Peripherals — 3.3%
Hewlett-Packard Co.	3,203,200	123,803,680

Common Stocks	Shares	Value

Below-Average Price/Earnings Ratio (concluded)
Diversified Financial Services — 1.4%
Bank of America Corp. (a)	3,980,600	$52,543,920
Energy Equipment & Services — 0.3%
Noble Corp.	295,900	8,950,975
Food Products — 5.8%
Kraft Foods, Inc.	4,284,969	108,581,114
Unilever NV (b)	4,492,100	108,618,978
		217,200,092
Insurance — 6.9%
ACE Ltd.	544,300	24,074,389
MetLife, Inc.	1,718,340	51,567,383
Prudential Financial, Inc.	650,200	24,200,444
The Travelers Cos., Inc.	3,818,176	156,697,943
		256,540,159
Media — 2.7%
CBS Corp. Class B	1,045,300	7,233,476
Viacom, Inc. Class B (c)	4,174,500	94,761,150
		101,994,626
Metals & Mining — 0.4%
Nucor Corp.	357,500	15,883,725
Office Electronics — 2.6%
Xerox Corp.	14,719,885	95,384,855
Total Below-Average Price/Earnings Ratio		960,485,248

Low Price-to-Book Value — 17.1%
Aerospace & Defense — 1.8%
Raytheon Co.	1,529,194	67,942,089
Commercial Banks — 0.5%
Wells Fargo & Co.	770,100	18,682,626
Energy Equipment & Services — 2.6%
Halliburton Co. (a)	4,620,900	95,652,630
Household Products — 2.7%
Kimberly-Clark Corp.	1,898,900	99,559,327
Machinery — 0.7%
Deere & Co.	694,500	27,745,275
Media — 1.6%
Walt Disney Co.	2,646,800	61,749,844
Metals & Mining — 0.5%
United States Steel Corp. (a)	507,100	18,123,754
Oil, Gas & Consumable Fuels — 1.5%
Anadarko Petroleum Corp.	1,256,100	57,014,379
Semiconductors & Semiconductor
Equipment — 5.2%
LSI Corp. (c)	29,120,296	132,788,550
Micron Technology, Inc. (c)	12,133,988	61,397,979
		194,186,529
Total Low Price-to-Book Value		640,656,453

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009 19

Schedule of Investments (concluded) Master Basic Value LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Price-to-Cash Flow — 6.8%
Diversified Telecommunication Services — 3.1%
Qwest Communications International Inc. (a)	28,232,800	$117,166,120
Media — 2.8%
Time Warner Cable, Inc. (a)	749,786	23,745,723
Time Warner, Inc.	3,205,866	80,755,765
		104,501,488
Oil, Gas & Consumable Fuels — 0.9%
Peabody Energy Corp.	1,040,100	31,369,416
Total Price-to-Cash Flow		253,037,024

Special Situations — 10.8%
Communications Equipment — 0.9%
Nokia Oyj (b)	2,262,000	32,979,960
Computers & Peripherals — 2.1%
International Business Machines Corp.	760,800	79,442,736
Energy Equipment & Services — 0.9%
BJ Services Co.	2,546,068	34,702,907
Health Care Equipment & Supplies — 2.1%
Baxter International, Inc. (d)	422,500	22,375,600
Covidien Plc	1,521,100	56,949,984
		79,325,584
Pharmaceuticals — 3.2%
Schering-Plough Corp.	4,798,000	120,525,760
Semiconductors & Semiconductor
Equipment — 1.6%
Intel Corp.	3,616,300	59,849,765
Total Special Situations		406,826,712
Total Long-Term Investments
(Cost — $3,361,049,334) — 97.6%		3,654,433,217

Short-Term Securities
BlackRock Liquidity Funds,
TempFund, 0.45% (e)(f)	75,156,895	75,156,895
	Beneficial
	Interest
	(000)
BlackRock Liquidity Series, LLC
Money Market Series, 0.55% (e)(f)(g)	$63,355	63,355,150
Total Short-Term Securities
(Cost — $138,512,045) — 3.7%		138,512,045
Total Investments (Cost — $3,499,561,379*) — 101.3%		3,792,945,262
Liabilities in Excess of Other Assets — (1.3)%		(48,085,106)
Net Assets — 100.0%		$3,744,860,156
* The cost and unrealized appreciation (depreciation) of investments as of June 30,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$3,630,204,945
Gross unrealized appreciation		$592,295,809
Gross unrealized depreciation		(429,555,492)
Net unrealized appreciation		$162,740,317
See Notes to Financial Statements.

(a) Security, or a portion of security, is on loan.
(b) Depositary receipts.
(c) Non-income producing security.
(d) All or a portion of security has been pledged as collateral in connection with options written.
(e) Represents the current yield as of report date.
(f) Investments in companies considered to be an affiliate of the Master LLC, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds,
TempFund	75,156,895	$ 73,104
BlackRock Liquidity Series, LLC
Cash Sweep Series	—	$ 160,632
BlackRock Liquidity Series, LLC
Money Market Series	$(560,812,161)	$1,413,124

Security was purchased with the cash proceeds from securities loans.

•For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
•Effective July 1, 2008, the Master LLC adopted Financial Accounting Standards
Board Statement of Financial Accounting Standards No. 157, “Fair Value
Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, estab-
lishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)
•The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For informa-
tion about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.

Valuation	Investments in
Inputs	Securities
Assets
Level 1:
Long-Term Investments[1]	$ 3,654,433,217
Short-Term Securities	75,156,895
Total Level 1	3,729,590,112
Level 2 Short-Term Securities	63,355,150
Level 3	—
Total	$ 3,792,945,262
[1] See above Schedule of Investments for the values in each industry.

20 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009

Statement of Assets and Liabilities Master Basic Value LLC

June 30, 2009

Assets

Investments at value — unaffiliated (including securities loaned of $60,520,320) (Cost — $3,361,049,334)	$ 3,654,433,217
Investments at value — affiliated (Cost — $138,512,045)	138,512,045
Investments sold receivable	11,568,154
Dividends receivable	4,335,949
Contributions receivable from investors	4,332,504
Prepaid expenses	148,069
Securities lending income receivable — affiliated	134,065
Total assets	3,813,464,003

Liabilities

Collateral on securities loaned, at value.	63,355,150
Investments purchased payable	3,666,477
Investment advisory fees payable	1,265,917
Other accrued expenses payable	212,803
Other liabilities	86,532
Other affiliates payable	16,968
Total liabilities	68,603,847
Net Assets	$ 3,744,860,156

Net Assets Consist of

Investors’ capital	$ 3,451,476,273
Net unrealized appreciation/depreciation	293,383,883
Net Assets	$ 3,744,860,156

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009 21

Statement of Operations Master Basic Value LLC

Year Ended June 30, 2009

Investment Income

Dividends	$ 129,447,779
Foreign taxes withheld	(990,890)
Income — affiliated	235,614
Securities lending — affiliated	1,413,124
Total income	130,105,627

Expenses

Investment advisory	16,963,868
Accounting services	674,803
Custodian	167,508
Officer and Directors	147,885
Professional	128,252
Printing	13,477
Miscellaneous	158,673
Total expenses	18,254,466
Less fees waived by advisor	(9,175)
Total expenses after fees waived	18,245,291
Net investment income	111,860,336

Realized and Unrealized Gain (Loss)

Realized gain (loss) from:
Investments	(665,761,001)
Foreign currency	1,400
Options written	6,700,747
(659,058,854)
Change in unrealized appreciation/depreciation on:
Investments	(841,132,151)
Options written	(1,615,254)
(842,747,405)
Total realized and unrealized loss	(1,501,806,259)
Net Decrease in Net Assets Resulting from Operations	$(1,389,945,923)

See Notes to Financial Statements.

22 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009

Statements of Changes in Net Assets Master Basic Value LLC

	Year Ended
	June 30,
Increase (Decrease) in Net Assets:	2009	2008
Operations
Net investment income	$ 111,860,336	$ 137,476,570
Net realized gain (loss)	(659,058,854)	521,706,871
Change in unrealized appreciation/depreciation	(842,747,405)	(2,043,627,609)
Net decrease in net assets resulting from operations	(1,389,945,923)	(1,384,444,168)

Capital Transactions
Proceeds from contributions	649,568,659	904,423,324
Fair value of withdrawals	(1,361,467,619)	(2,183,537,046)
Net decrease in net assets derived from capital transactions	(711,898,960)	(1,279,113,722)

Net Assets
Total decrease in net assets	(2,101,844,883)	(2,663,557,890)
Beginning of year	5,846,705,039	8,510,262,929
End of year	$3,744,860,156	$5,846,705,039

Financial Highlights Master Basic Value LLC

		Year Ended June 30,
	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	(23.55)%	(17.73)%	25.25%	12.32%[1]	3.91%

Ratios to Average Net Assets
Total expenses	0.44%	0.43%	0.43%	0.43%	0.43%
Total expenses after fees waived	0.44%	0.43%	0.43%	0.43%	0.43%
Net investment income	2.69%	1.87%	1.74%	1.66%	1.63%

Supplemental Data
Net assets, end of year (000)	$ 3,744,860	$ 5,846,705	$ 8,510,263	$ 7,581,315	$ 8,228,928
Portfolio turnover	38%	45%	31%	42%	45%
1 A portion of total investment return consists of payments by the previous investment advisor for compensation as a result of a securities class action entitlement recovery and as a result of a corporate action, which increased the return by 0.10%. Excluding these items, the total return would have been 12.22%.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009 23

Notes to Financial Statements Master Basic Value LLC

1. Organization and Significant Accounting Policies:

Master Basic Value LLC (the “Master LLC”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability
Company Agreement permits the Board of Directors (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limi-
tations. The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of
America, which may require the use of management accruals and esti-
mates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation of investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at their net asset value each business day. The Master LLC values its investments in Cash Sweep Series and Money Market Series, each of the BlackRock Liquidity Series, LLC, at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is val-
ued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independ-
ent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or sub-advisor seeks to determine the price that the
Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subse-
quently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock
Exchange (“NYSE”). The values of such securities used in computing the net assets of the Master LLC are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. If events (for example, a company announcement, market volatility or a natural disas-
ter) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.
Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settle-
ment date of the contract is an interim date for which quotations are not available.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange;
and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Master LLC reports foreign currency related transactions as compo-
nents of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Master LLC segregates assets in connection with certain investments (e.g., options, written options), the Master LLC will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the
Master LLC may also be required to deliver or deposit securities as col-
lateral for certain investments (e.g., written options). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), the Master LLC may be required to deliver and/or receive additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from

24 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009

Notes to Financial Statements (continued) Master Basic Value LLC foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Master LLC has determined the ex-dividend date. Interest income is recognized on the accrual basis.

Securities Lending: The Master LLC may lend securities to financial insti-
tutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any addi-
tional required collateral is delivered to the Master LLC on the next busi-
ness day. The Master LLC typically receives the income on the loaned securities but does not receive the income on the collateral. The Master
LLC may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Master LLC may pay reason-
able lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master LLC could experience delays and costs in gaining access to the collateral. The Master LLC also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. There-
fore, no federal income tax provision is required. It is intended that the
Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue
Code. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Master LLC files US federal and various state and local tax returns.
No income tax returns are currently under examination. The statute of limitations on the Master LLC’s US federal tax returns remain open for each of the four years ended June 30, 2009. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending on jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of
Financial Accounting Standards No. 166, “Accounting for Transfers of
Financial Assets — an amendment of FASB Statement No. 140” (“FAS
166”), was issued. FAS 166 is intended to improve the relevance, repre-
sentational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, finan-
cial performance, and cash flows; and a transferor’s continuing involve-
ment, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods begin-
ning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclo-
sure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS
166 on the Fund’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Master LLC are charged to the
Master LLC. Other operating expenses shared by several funds are pro-
rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master LLC may engage in various portfolio investment strategies both to increase the return of the Master LLC and to economically hedge, or protect, its exposure to interest rate movements and move-
ments in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract. The Master LLC may mitigate these losses through master net-
ting agreements included within an International Swap and Derivatives
Association, Inc. (“ISDA”) Master Agreement between the Master LLC and its counterparty. The ISDA allows the Master LLC to offset with its counterparty the Master LLC’s derivative financial instruments’ payables and/or receivables with collateral held. To the extent amounts due to the
Master LLC from its counterparty are not fully collateralized, contractually or otherwise, the Master LLC bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for
information with respect to collateral practices.

The Master LLC is subject to equity risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below.

Options: The Master LLC may purchase and write call and put options to increase or decrease its exposure to underlying securities (equity risk). When the Master LLC purchases a call option it may increase its exposure to the underlying security and when the Master LLC purchases a put option it may decrease its exposure to the underlying security.
When the Master LLC writes a call option it may decrease its exposure to the underlying security and when the Master LLC writes a put option it may increase its exposure to the underlying security. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obli-
gates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. When the Master
LLC purchases (writes) an option, an amount equal to the premium paid

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009 25

Notes to Financial Statements (continued) Master Basic Value LLC

(received) by the Master LLC is reflected as an asset (liability) and an equivalent liability (asset). The amount of the asset (liability) is subse-
quently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exer-
cise of an option, the related premium paid (or received) is added to
(or deducted from) the basis of the security acquired or deducted from
(or added to) the proceeds of the security sold. When an option expires
(or the Master LLC enters into a closing transaction), the Master LLC realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Master
LLC writes a call option, such option is “covered” meaning that the
Master LLC holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obliga-
tion. When the Master LLC writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Master LLC bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Master LLC may not be able to enter into a closing trans-
action due to an illiquid market. Exercise of a written option could result in the Master LLC purchasing a security at a price different from the cur-
rent market value. The Master LLC may execute transactions in both listed and over-the-counter options. Listed options involve minimal coun-
terparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Master LLC to the risk of default by the counter-
party to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Master LLC’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

Derivatives Not Accounted for as Hedging Instruments Under Financial
Accounting Standards Board Statement of Financial Accounting
Standards No. 133, “Accounting for Hedging Activities”:
Values of Derivative Instruments as of June 30, 2009*

* As of June 30, 2009, there were no options outstanding. During the year ended
June 30, 2009, the Master LLC had limited activity in these transactions.
The Effect of Derivative Instruments on the Statement of Operations
Year Ended June 30, 2009

Net Realized Gain From Derivatives Recognized in Income

Options
Written
Equity contracts	$ 6,700,747
Net Change in Unrealized Depreciation
on Derivatives Recognized in Income

Options
Written
Equity contracts	$(1,615,254)

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1,
2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Master LLC under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of
Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Master LLC entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Master LLC’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master
LLC. For such services, the Master LLC pays the Manager a monthly fee based upon the average daily value of the Master LLC’s net assets at the following annual rates: 0.60% of the Master LLC’s average daily net assets not exceeding $100 million; 0.50% of average daily net assets in excess of $100 million but not exceeding $200 million; and 0.40% of average daily net assets in excess of $200 million.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds. The amount is shown as fees waived by advisor in the Statement of Operations.

The Manager has entered into a separate sub-advisory agreement with
BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Master LLC to the Manager.

For the year ended June 30, 2009, the Master LLC reimbursed the
Manager $78,321 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC has received an exemptive order from the Securities and
Exchange Commission permitting it to lend portfolio securities to Merrill
Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the
Master LLC has retained BIM as the securities lending agent for a fee based on a share of the income from investment of cash collateral. BIM may, on behalf of the Master LLC, invest cash collateral received by the
Master LLC for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by

26 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009

Notes to Financial Statements (concluded) Master Basic Value LLC the Master LLC on such investments is shown as securities lending —
affiliated in the Statement of Operations. For the year ended June 30,
2009, BIM received $271,367 in securities lending agent fees.

In addition, MLPF&S received $350,638 in commissions on the execu-
tion of portfolio security transactions for the Master LLC from July 1,
2008 to December 31, 2008, during which time it was considered an affiliate.

The Master LLC may earn income on positive cash balances in demand deposit accounts. For the year ended June 30, 2009, the Master LLC earned $1,878, which is included in income — affiliated in the
Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates. The Master LLC reimburses the
Manager for compensation paid to the Master LLC’s Chief Compliance
Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2009 were $1,597,229,690 and
$2,283,400,432, respectively.

Transactions in call options written for the year ended June 30, 2009 were as follows:

		Premiums
Call Options Written	Contracts	Received
Outstanding call options written,
beginning of year	12,610	$7,511,604
Options closed	(12,610)	(7,511,604)
Outstanding call options written, end
of year	—	—

5. Short-Term Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Master LLC may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master LLC may borrow up to the maximum amount allowable under the Master LLC’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Master LLC paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Master LLC pays a commitment fee of 0.08% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement, which is included in miscel-
laneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a)
federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX
Index (as defined in the credit agreement) in effect from time to time.
The Master LLC did not borrow under the credit agreement during the year ended June 30, 2009.

6. Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC;
conditions affecting the general economy; overall market changes;
local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to credit risk, the Master LLC may be exposed to counterparty risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may default. Financial assets, which potentially expose the Master LLC to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Master LLC’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Master LLC’s Statement of
Assets and Liabilities.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the
Master LLC through August 26, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009 27

Report of Independent Registered Public Accounting Firm Master Basic Value LLC

To the Investors and Board of Directors
of Master Basic Value LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Basic Value LLC (the
“Master LLC”), as of June 30, 2009, and the related statement of opera-
tions for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opin-
ion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of express-
ing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-
ment, as well as evaluating the overall financial statement presentation.
Our procedures included confirmation of securities owned as of June 30,
2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of
Master Basic Value LLC as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 26, 2009

28 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of Master Basic Value LLC (the “Master LLC”) met
on May 5, 2009 and June 4-5, 2009 to consider the approval of the
Master LLC’s investment advisory agreement (the “Advisory Agreement”)
with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s invest-
ment advisor. The Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement (the “Sub-Advisory
Agreement”) between the Manager and BlackRock Investment
Management, LLC (the “Sub-Advisor”) with respect to the Master LLC.
BlackRock Basic Value Fund, Inc. (the “Fund”) is a “feeder” fund that invests all of its investable assets in the Master LLC. Accordingly, the
Board of Directors of the Fund also considered the approval of the
Advisory Agreement and the Sub-Advisory Agreement.

The Manager and the Sub-Advisor are referred to herein as “BlackRock.”
The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Directors of each of the Master LLC and of the Fund are referred to herein collectively as the “Board,” and the members of which are referred to herein as “Board
Members.”

Activities and Composition of the Board

The Board consisted of fifteen individuals, twelve of whom were not
“interested persons” of the Fund or the Master LLC as defined in the
Investment Company Act of 1940, as amended (the “1940 Act”) (the
“Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of the Fund or the Master LLC, as pertinent, and per-
form the various duties imposed on the directors of investment compa-
nies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties.
The Chairman of the Board is an Independent Board Member. The
Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee,
a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the
Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent
Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continu-
ation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund and/or the Master LLC by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its commit-
tees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund, the Master LLC and their shareholders. Among the matters the Board considered were:
(a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to
BlackRock and its affiliates by the Fund and/or the Master LLC for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund and/or Master LLC operating expenses;
(d) the resources devoted to and compliance reports relating to the
Fund’s and the Master LLC’s investment objectives, policies and restric-
tions, (e) the Fund’s and the Master LLC’s compliance with each of their respective Code of Ethics and compliance policies and procedures;
(f) the nature, cost and character of non-investment management serv-
ices provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of the Fund’s and the Master LLC’s valuation and liquidity procedures; and
(k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in an ongoing process with BlackRock to continu-
ously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the
May meeting included (a) information independently compiled and pre-
pared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant sharehold-
ers; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-
end funds, under similar investment mandates, as well as the perform-
ance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund and/or the Master LLC to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009 29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

the discussions that occurred during the May 5, 2009 meeting, the
Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4-5, 2009 Board meeting.

At an in-person meeting held on June 4-5, 2009, the Board of Directors of the Master LLC, including the Independent Board Members, unani-
mously approved the continuation of the Advisory Agreement between the Manager and the Master LLC and the Sub-Advisory Agreement
between the Manager and the Sub-Advisor with respect to the Master
LLC, each for a one-year term ending June 30, 2010. The Board of
Directors of the Fund, including the Independent Board Members, also considered the continuation of the Agreements and found the
Agreements to be satisfactory. The Board considered all factors it believed relevant with respect to the Fund and the Master LLC, as appli-
cable, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund, the Master LLC and BlackRock portfolio management; (c)
the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund and the Master LLC; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of portfolio holdings of the Master LLC, direct and indi-
rect benefits to BlackRock and its affiliates from their relationship with the Fund and the Master LLC and advice from independent legal counsel with respect to the review process and materials submitted for the
Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board
Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the
Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory serv-
ices and the resulting performance of the Fund and the Master LLC.
Throughout the year, the Board compared Fund performance to the per-
formance of a comparable group of mutual funds, and the performance of at least one relevant benchmark, if any. The Board met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master LLC’s portfolio manage-
ment team discussing the Master LLC’s performance and the Master
LLC’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master LLC’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capa-
bilities, BlackRock’s use of technology, BlackRock’s commitment to com-
pliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The
Board also reviewed a general description of BlackRock’s compensation structure with respect to the Master LLC’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund and the Master LLC. BlackRock and its affiliates provide the
Fund and the Master LLC with certain administrative, transfer agency, shareholder and other services (in addition to any such services pro-
vided to the Fund and the Master LLC by third parties) and officers and other personnel as are necessary for the operations of the Fund and the
Master LLC. In addition to investment advisory services, BlackRock and its affiliates provide the Fund and the Master LLC with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing
Board meetings and preparing the materials for such Board meetings;
(v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund and the
Master LLC, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of
BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund, the Master LLC and
BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund and the
Master LLC. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect
Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The
Board was provided with a description of the methodology used by
Lipper to select peer funds. The Board regularly reviews the performance of the Fund and the Master LLC throughout the year. The Board attaches

30 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Fund ranked in the third, second, and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Fund’s underperformance during these peri-
ods compared with its Peers. The Board was informed that, among other things, stock selection in technology and materials was disappointing.
The Board and BlackRock discussed BlackRock’s commitment to provid-
ing the resources necessary to assist the portfolio managers and to improve the Fund’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and
Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Fund and the Master LLC: The Board, including the Independent Board Members, reviewed the Master LLC’s contractual advisory fee rates compared with the other funds in the Fund’s Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board con-
sidered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including sepa-
rately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it pro-
vided the Fund and the Master LLC. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund and the Master
LLC. The Board reviewed BlackRock’s profitability with respect to the
Fund and the Master LLC and each fund the Board currently oversees for the year ended December 31, 2008 compared to aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed
BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore compa-
rability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin in general compared to the operating margin for lead-
ing investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated

that operating margins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, cer-
tain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund and the Master LLC by BlackRock, and BlackRock’s and its
affiliates’ profits relating to the management and distribution of the
Fund, the Master LLC and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund and the Master LLC. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality invest-
ment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s/Master LLC’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Fund’s Peers. The Board also noted that the
Fund/Master LLC has an advisory fee arrangement that includes break-
points that adjust the fee rate downward as the size of the Fund/Master
LLC increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund and the Master LLC increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund and the Master LLC to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Master LLC. The Board con-
sidered that the funds in the BlackRock fund complex share some com-
mon resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered
BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or
“fall-out” benefits that BlackRock or its affiliates and significant share-
holders may derive from its relationship with the Fund and the Master
LLC, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in
BlackRock’s profile in the investment advisory community, and the

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009 31

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

engagement of BlackRock’s affiliates as service providers to the Fund and the Master LLC, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board of Directors of the Master LLC, including the Independent
Board Members, unanimously approved the continuation of the Advisory
Agreement between the Manager and the Master LLC for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the
Manager and Sub-Advisor with respect to the Master LLC for a one-year term ending June 30, 2010. Based upon its evaluation of all these fac-

tors in their totality, the Board of Directors of the Master LLC, including the Independent Board Members, was satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of the
Master LLC and its shareholders. The Board of Directors of the Fund, including the Independent Board Members, also considered the continu-
ation of the Agreements and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or control-
ling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered.
The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master LLC reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board
Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

32 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009

Officers and Directors

Number of
BlackRock-
	Position(s)	Length of		Advised Funds
Name, Address	Held with	Time Served		and Portfolios	Public
and Year of Birth	Fund/Master LLC	as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors[1]
Jean Margo Reid	Director	Since	Self-employed consultant since 2001; Director and Secretary, SCB,	35 Funds	None
40 East 52nd Street		2007	Inc. (holding company) since 1998; Director and Secretary, SCB	101 Portfolios
New York, NY 10022			Partners, Inc. (holding company) since 2000; Director, Covenant
1945			House (non-profit) from 2001 to 2004.
Robert M. Hernandez	Chairman of the	Since	Director, Vice Chairman and Chief Financial Officer of USX Corporation	35 Funds	ACE Limited
40 East 52nd Street	Board, Director	2007	(energy and steel business) from 1991 to 2001.	101 Portfolios	(insurance company);
New York, NY 10022	and Member of				Eastman Chemical
1944	the Audit				Company (chemical);
	Committee				RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)

Fred G. Weiss	Vice Chairman	Since	Managing Director, FGW Associates (consulting and investment	35 Funds	Watson
40 East 52nd Street	of the Board,	1998	company) since 1997; Director, Michael J. Fox Foundation for	101 Portfolios	Pharmaceutical Inc.
New York, NY 10022	Director and		Parkinson’s Research since 2000; Director of BTG International
1941	Member of the		Plc (a global technology commercialization company) from
	Audit Committee		2001 to 2007.

James H. Bodurtha	Director	Since	Director, The China Business Group, Inc. (consulting firm) since 1996	35 Funds	None
40 East 52nd Street		2007	and Executive Vice President thereof from 1996 to 2003; Chairman	101 Portfolios
New York, NY 10022			of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Director	Since	Trustee and Member of the Governance Committee, State Street	35 Funds	None
40 East 52nd Street		2007	Research Mutual Funds from 1997 to 2005; Board Member of	101 Portfolios
New York, NY 10022			of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.
Donald W. Burton	Director	Since	Managing General Partner, The Burton Partnership, LP (an investment	35 Funds	Knology, Inc. (tele-
40 East 52nd Street		2002	partnership) since 1979; Managing General Partner, The South Atlantic	101 Portfolios	communications);
New York, NY 10022			Venture Funds since 1983; Member of the Investment Advisory Council		Capital Southwest
1944			of the Florida State Board of Administration from 2001 to 2007.		(financial)
Honorable	Director	Since	Partner and Head of International Practice, Covington and Burling	35 Funds	Alcatel-Lucent (tele-
Stuart E. Eizenstat		2007	(law firm) since 2001; International Advisory Board Member, The Coca	101 Portfolios	communications);
40 East 52nd Street			Cola Company since 2002; Advisory Board Member BT Americas		Global Specialty
New York, NY 10022			(telecommunications) since 2004; Member of the Board of Directors,		Metallurgical (metal-
1943			Chicago Climate Exchange (environmental) since 2006; Member of the		lurgical industry);
			International Advisory Board GML (energy) since 2003.		UPS Corporation
(delivery service)

Kenneth A. Froot	Director	Since	Professor, Harvard University since 1992.	35 Funds	None
40 East 52nd Street		2007		101 Portfolios
New York, NY 10022
1957
John F. O’Brien	Director	Since	Trustee, Woods Hole Oceanographic Institute since 2003; Director,	35 Funds	Cabot Corporation
40 East 52nd Street		2005	Allmerica Financial Corporation from 1995 to 2003; Director,	101 Portfolios	(chemicals); LKQ
New York, NY 10022			ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy		Corporation (auto
1943			solutions company) from 2006 to 2007.		parts manufacturing);
TJX Companies, Inc.
(retailer)

Roberta Cooper Ramo	Director	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm)	35 Funds	None
40 East 52nd Street		2007	since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000;	101 Portfolios
New York, NY 10022			Director of ECMC Group (service provider to students, schools and
1942			lenders) since 2001; President Elect, The American Law Institute,
(non-profit), 2007; Formerly President, American Bar Association from
1995 to 1996.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009 33

Officers and Directors (continued)

Number of
BlackRock-
	Position(s)	Length of		Advised Funds
Name, Address	Held with	Time Served		and Portfolios	Public
and Year of Birth	Fund/Master LLC	as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors[1] (concluded)

David H. Walsh	Director	Since	Director, National Museum of Wildlife Art since 2007; Director,	35 Funds	None
40 East 52nd Street		2003	Ruckleshaus Institute and Haub School of Natural Resources at the	101 Portfolios
New York, NY 10022			University of Wyoming from 2006 to 2008; Trustee, University of
1941			Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

Richard R. West	Director	Since	Dean Emeritus, New York University’s Leonard N. Stern School of	35 Funds	Bowne & Co., Inc.
40 East 52nd Street	and Member	2007	Business Administration since 1995.	101 Portfolios	(financial printers);
New York, NY 10022	of the Audit				Vornado Realty Trust
1938	Committee				(real estate
company);
Alexander’s Inc.
(real estate
company)
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Fund’s/Master LLC’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E.
Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; Jean Margo Reid,
2004; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Directors[3]

Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	175 Funds	None
40 East 52nd Street		2007	Executive Officer, State Street Research & Management Company	285 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005; Formerly
Chairman, SSR Realty from 2000 to 2004.

Laurence D. Fink	Director	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	35 Funds	None
40 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities since	101 Portfolios
New York, NY 10022			1988 and Chairman of the Executive and Management Committees;
1952			Formerly Managing Director, The First Boston Corporation, Member of
its Management Committee, Co-head of its Taxable Fixed Income
Division and Head of its Mortgage and Real Estate Products Group;
Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs
Committee and a member of the Executive Committee, the Ad Hoc
Committee on Board Governance, and the Committee on Trustees;
Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of
the Development/Trustee Stewardship Committee and Chairman of the
Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing	175 Funds	None
40 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief	285 Portfolios
New York, NY 10022			Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007;
1947			Formerly President of BlackRock Funds and BlackRock Bond Allocation
Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

[3] Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund/Master LLC based on their posi-
tions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock,
Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until
December 31 of the year in which they turn 72.

34 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009

Officers and Directors (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund/Master LLC Time Served	Principal Occupation(s) During Past 5 Years
Fund/Master LLC Officers[1]
Donald C. Burke	President	Since	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers,
40 East 52nd Street	and Chief	2007	L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005,
New York, NY 10022	Executive	Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Officer
Anne F. Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
40 East 52nd Street	President	2007	2009; Chief Operating Officer of BlackRock’s Account Management Group (AMG) since 2009; Chief Operating
New York, NY 10022		Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from
1962		2000 to 2006.
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
40 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992
New York, NY 10022	Officer	to 2006.
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
40 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10022		of MLIM Fund Services Group from 2001 to 2006.
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
40 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.
New York, NY 10022	Officer
1959
Howard B. Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General
40 East 52nd Street		2007	Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10022
1965
[1] Officers of the Fund/Master LLC serve at the pleasure of the Board of Directors.
Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s/Master LLC’s Statement of Additional
Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor		Transfer Agent	Accounting Agent	Distributor	Legal Counsel
BlackRock Advisors, LLC		PNC Global Investment	State Street Bank and	BlackRock Investments, LLC	Willkie Farr & Gallagher LLP
Wilmington, DE 19809		Servicing (U.S.) Inc.	Trust Company	New York, NY 10022	New York, NY 10019
		Wilmington, DE 19809	Princeton, NJ 08540
Custodian		Address of the Fund	Independent Registered
The Bank of New York Mellon		100 Bellevue Parkway	Public Accounting Firm
New York, NY 10286		Wilmington, DE 19809	Deloitte & Touche LLP
Princeton, NJ 08540

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund and Master LLC retired.
The Fund’s and Master LLC’s Board of Directors wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Master LLC,
and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund and Master LLC.

Effective August 1, 2009, Jean Margo Reid resigned as a Director of the Fund and Master LLC. The Board wishes
Ms. Reid well in her future endeavors.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009 35

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal informa-
tion BlackRock collects, how we protect that information and why in cer-
tain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service
Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or serv-
ices that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the informa-
tion. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

36 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800)
441-7762; (2) at www.blackrock.com; and (3) on the Securities and
Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC votes proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on
the operation of the Public Reference Room may be obtained by calling
(202) 551-8090. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009 37

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Government	BlackRock Total Return Fund
BlackRock GNMA Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio†	BlackRock Managed Income Portfolio

Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050
* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

38 BLACKROCK BASIC VALUE FUND, INC. JUNE 30, 2009

This report is not authorized for use as an offer of sale or a solicita-
tion of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance
results shown in this report should not be considered a representa-
tion of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#10247-6/09

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable
(the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section
11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock Basic	$6,800	$6,800	$0	$0	$6,100	$6,100	$1,028	$1,049
Value Fund, Inc.
Master Basic Value
LLC	$41,500	$41,300	$0	$0	$9,200	$9,200	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the
Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose,

multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-
approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Basic Value Fund,
Inc.	$414,628	$412,149
Master Basic Value LLC	$416,700	$414,200

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule
30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities
Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

By: /s/Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: August 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: August 21, 2009

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: August 21, 2009